SUPPLEMENT DATED JULY 10, 2003
   TO THE PROSPECTUSES DATED MAY 1, 2003, AS SUPPLEMENTED ON MAY 1, 2003 FOR:
                              USALLIANZ ALTERITY(R)
                             USALLIANZ CHARTER(R) II
                              USALLIANZ REWARDS(R)
                                    ISSUED BY
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                         ALLIANZ LIFE VARIABLE ACCOUNT B

THIS SUPPLEMENT APPLIES TO ALL NEW ALTERITY CONTRACTS, ORIGINAL AND NEW REWARDS CONTRACTS, AND ALL CHARTER II CONTRACTS THAT HAVE THE ENHANCED GMIB. OF THESE CONTRACTS, ONLY THE REWARDS CONTRACTS OFFER A BONUS, AND ANY REFERENCES TO A BONUS FEATURE PERTAIN ONLY TO THE REWARDS CONTRACTS.

THE FOLLOWING REPLACES THE INFORMATION IN THE PROSPECTUS REGARDING THE ANNUITY INCOME PROTECTION PROVIDED BY THE GMIBS.

You can annuitize your Contract Value, as described in the prospectus. In the alternative, you have the option of annuitizing your Guaranteed Minimum Income Benefit (GMIB) value, if that would result in a higher payout to you.

The GMIB provides for a minimum annuitization start value (the GMIB value) at the beginning of the Payout Phase. The GMIB value is used to determine the amount of each Annuity Payment you receive during the Payout Phase.

You can use a GMIB with fixed Annuity Options 1 through 6 only. The GMIB protection will apply only under the following circumstances:

1. For Rewards and Charter II Contracts, your Income Date must be within 30 days following a Contract Anniversary beginning with the tenth Contract Anniversary;

2. For Alterity Contracts, your Income Date must be within 30 days following a Contract Anniversary beginning with the seventh Contract Anniversary;

3. Annuity Payments can only be made as a fixed payout, regardless of the Annuity Option you select;

4. If you choose Annuity Option 6, the period certain must be at least ten years. The guaranteed fixed Annuity Payments under this option are based on an interest rate of 1%; and

5. The 7% Annual Increase Amount under the Enhanced GMIB is available only with Annuity Option 2 or Annuity Option 4 and you must select a guarantee period of ten years of more. If you elect to use the 7% Annual Increase Amount, the guaranteed fixed Annuity Payments under this option are based on an interest rate of 1% and the mortality table specified in your endorsement.

An annuitization based upon your GMIB value will apply "guaranteed" fixed payout rates to the GMIB value. The guaranteed fixed payout rates are lower if you select Annuity Option 6 or if your GMIB payments are based upon the 7% Annual Increase Amount. "Current" fixed payout rates apply to any annuitization of Contract value adjusted for any applicable MVA (less any applicable premium tax). If the GMIB value is greater than your Contract Value on the Income Date, you may receive a higher Annuity Payment by using the GMIB value. However, the guaranteed fixed payout rates available with the GMIB value might be more conservative than the current fixed payout rates that are otherwise available. Therefore, the Annuity Payment you would receive by using the GMIB value might be less than the payment you would get using the Contract Value, even if the GMIB value is greater than the Contract Value. We will use whichever amount produces the greater Annuity Payment to calculate your payment. However, if you select a GMIB and we use the Contract Value and the current fixed payout rates to calculate your Annuity Payments, you will have incurred higher Contract expenses without receiving any explicit benefit from the GMIB option.

Please note that we will waive the 30-day written notice requirement associated with changing and/or selecting your Annuity Option if you elect to receive Annuity Payments under a GMIB.

THE  FOLLOWING  REPLACES  THE  INFORMATION  IN  THE  PROSPECTUS   REGARDING  THE
CALCULATION OF THE ANNUAL INCREASE AMOUNT ON EACH CONTRACT ANNIVERSARY AND THE INFORMATION REGARDING THE LIMIT ON THE ANNUAL INCREASE AMOUNT.

The Annual Increase Amount is calculated in two different ways. At the time of payout you can elect a 3% Annual Increase Amount or a 7% Annual Increase Amount. These two calculations are subject to different "caps" on the aggregate amount of the increase, and are subject to other differing requirements and limitations. You are not required to choose between the two methods of calculation until you elect to annuitize your Contract.

The values of both of the Annual Increase Amounts freeze on the date that you exercise the GPWB (if applicable).

3% ANNUAL INCREASE AMOUNT

On every Contract Anniversary prior to your 81st birthday the 3% Annual Increase Amount is equal to the following:

o    its value on the immediately preceding business day increased by 3%;
o plus any additional Purchase Payment (not including any applicable bonus) received that day; and
o minus the percentage of any Contract Value withdrawn (prior to any MVA, but including any withdrawal charge) for each withdrawal you make that day.

We limit the 3% Annual Increase Amount to a maximum of:

o 1.5 times your total Purchase Payments (not including any applicable bonus),
o minus the percentage of any Contract Value withdrawn (prior to any MVA, but including any withdrawal charge) for each withdrawal you made.

7% ANNUAL INCREASE AMOUNT

We will also make an additional calculation for a 7% Annual Increase Amount. On every Contract Anniversary prior to your 81st birthday the 7% Annual Increase Amount is equal to the following:

o    its value on the immediately preceding business day increased by 7%;
o plus any additional Purchase Payment (not including any applicable bonus) received that day; and
o minus the percentage of any Contract Value withdrawn (prior to any MVA, but including any withdrawal charge) for each withdrawal you make that day.

We limit the 7% Annual Increase Amount to a maximum of:

o 2 times your total Purchase Payments (not including any applicable bonus) that you made in the first five Contract Years,
o minus the percentage of any Contract Value withdrawn (prior to any MVA, but including any withdrawal charge) for each withdrawal you made.

ONE OR BOTH OF THE ANNUAL INCREASE AMOUNTS MAY NOT CURRENTLY BE AVAILABLE IN YOUR STATE. IF YOU SELECT THE ENHANCED GMIB AND THIS FEATURE IS SUBSEQUENTLY APPROVED IN YOUR STATE, THE ANNUAL INCREASE AMOUNT FEATURE(S) WILL AUTOMATICALLY BE ADDED TO YOUR CONTRACT.

THE FOLLOWING REPLACES THE INFORMATION IN THE PROSPECTUS REGARDING THE AMOUNT AND NUMBER OF GUARANTEED PARTIAL WITHDRAWAL BENEFIT PAYMENTS.

If you exercise the GPWB, you will receive guaranteed level annual payments in the form of partial withdrawals of your GPWB value. Before you exercise the GPWB, your GPWB value is equal to your GMIB value. If you have the Enhanced GMIB please keep in mind that the Annual Increase Amount is calculated in two different ways. If you elect to receive payments under the GPWB and you have the Enhanced GMIB, at the time of payment election you may need to choose between the 3% Annual Increase Amount and the 7% Annual Increase Amount. If your GPWB value is equal to the 3% Annual Increase Amount or the Maximum Anniversary Value
(MAV), you can elect to receive up to 10% of your GPWB value each year. If your GPWB value is equal to the 7% Annual Increase Amount, you can elect to receive up to 5% of your GPWB value each year. Once you select a GPWB payment percentage, you cannot change it. The amount of your GPWB payment is fixed and paid annually. If you make no additional partial withdrawals while the GPWB is in effect and you elected to receive the maximum available amount, we would pay the GPWB value to you:

o    in 20 years if you elect to receive 5% of your GPWB value; or
o    in ten years if you elect to receive 10% of your GPWB value.


                                                                  PRO-001-0703